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                                                                    Exhibit 10.1

               AMENDMENT OF COMPENSATION AND EMPLOYMENT AGREEMENT

               With respect to the Compensation and Employment Agreement (the "Agreement") dated as of June 16, 1995 between CardioDynamics International Corporation ("EMPLOYER") and Richard E. Otto ("EMPLOYEE").

               1. EMPLOYEE hereby resigns from all positions as an officer and employee of EMPLOYER.

               2. The parties hereby confirm that by mutual agreements EMPLOYEE's prospective salary rate was reduced to the following rates as of the following dates, and that no accrued or deferred salary exists:

          Beginning   February 1, 1996  :      $120,000 per annum
          Beginning   July 31, 1997     :      $ 72,000 per annum

No salary shall accrue or be paid with respect to any period after April 5, 1998.

               3. The parties hereby agree to amend the Option Certificate attached to the Agreement as Exhibit A, as follows:

                      a. The total number of stock options is reduced from 500,000 to 250,000. This reduction shall be spread evenly over all tranches; for example, "the first 20% tranche of the Options" shall now be 50,000 options instead of 100,000 options.

                      b. Section 1 of the Option Certificate is deleted.

               4. No promises, representations or side agreements have been given to EMPLOYEE to induce him to enter into this Amendment, and he has not relied on any representation, agreement, understanding, arrangement or commitment which has not been expressly set forth in this Amendment. EMPLOYEE has been given the opportunity to consult with his own lawyer before signing this Amendment.

               5. Section 3.3 and Articles 7 and 8 of the Agreement shall survive.

               Dated: April 5, 1998

                                     CARDIODYNAMICS INTERNATIONAL
                                     CORPORATION

                                     By: /s/ RHONDA F. PEDERSON
                                        -------------------------------
                                             Rhonda F. Pederson

                                     Title: President
                                           ----------------------------


                                     /s/ RICHARD E. OTTO
                                     ----------------------------------
                                     Richard E. Otto